UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2005

Date of Report: (Date of earliest event reported)

Computer Associates International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9247	13-2857434

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Computer Associates Plaza, Islandia, New York	11749

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 342-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-10.1: EMPLOYMENT AGREEMENT

Item 1.01 Entry into a Material Definitive Agreement

On March 7, 2005, Computer Associates International, Inc. (the “Company”) entered into an employment agreement (the “Agreement”) with Mark Barrenechea, the Company’s Executive Vice President of Technology Strategy and Chief Technology Architect.

Under the terms of the Agreement, Mr. Barrenechea will continue to receive an annual base salary of $450,000 (payable in cash) and remains eligible to receive a target annual cash bonus of $350,000. Mr. Barrenechea also remains eligible to receive his targeted long-term performance awards for the periods commencing April 1, 2004. In accordance with the Company’s Long-Term Performance Bonus program (pursuant to the Company’s 2002 Incentive Plan), Mr. Barrenechea’s long-term performance bonus awards will be in the form of restricted stock, “Fair Market Value Stock Options” and “Premium-Priced Stock Options” (as those terms are defined in the 2002 Incentive Plan). (Under the Company’s Annual and Long-Term Performance Bonus programs pursuant to its 2002 Incentive Plan, the payout on annual performance bonuses can be up to 200% of the target amount, and the payout on long-term performance bonuses can be up to 150% of the target amount, in each case depending on whether the Company meets or exceeds certain financial and performance metrics.) He will also participate in other employee benefit programs available to executives of the Company.

If Mr. Barrenechea’s employment is terminated by the Company without “cause” or by Mr. Barrenechea for “good reason” (as those terms are defined in the Agreement, including any resignation by Mr. Barrenechea on or after June 15, 2005), he will receive the following amounts in cash (i) a severance payment equal to one year’s salary and (ii) $15,000 as a COBRA assistance payment. In addition, any outstanding stock options of Mr. Barrenechea’s that are vested and exercisable on the Effective Termination Date (as defined in the Agreement) will remain exercisable until the earlier of (i) the last day of such option’s term or (ii) the fifth anniversary of the Effective Termination Date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement (including any schedules and exhibits thereto), a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 10.1	Employment Agreement, dated March 7, 2005, between Computer Associates International, Inc. and Mark Barrenechea.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Computer Associates International, Inc.

Date: March 11, 2005	By:	/s/ Kenneth V. Handal

Name: Kenneth V. Handal Title: Executive Vice President and General Manager